Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Jet Capital Holdings, LP (the “Company”)

Morgan Stanley & Co. LLC (“Morgan Stanley”)

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(together, with the Company and Morgan Stanley, the “Specified Parties”)

Re:	Business Jet Securities, LLC, Secured Notes, Series 2017-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file (the “Initial Data File” defined below) related to a pool of 187 aircraft backed leases and loans and (ii) an additional electronic data file (the “Data File” defined below) related to a pool of 181 aircraft backed leases and loans which we were informed are intended to be included as collateral in the offering of the Notes. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Aircraft Receivable Assets” means aircraft backed loans (“Loans”) and leases (“Leases”) and their related interests.

•	The term “Initial Data File” means an electronic data file entitled (“KPMG Custom View—GJC Datatape—20170612 vF GJC responses 6 15 15.xlsx”) provided by Morgan Stanley, on behalf of the Company, on June 15, 2017, containing certain information related to 187 Aircraft Receivable Assets and their related attributes as of May 30, 2017.

•	The term “Data File” means an electronic data file entitled (“GJC Master Trust Datatape—20170731- 8.15.17.xlsx”) provided by Morgan Stanley, on behalf of the Company, on August 16, 2017, containing certain information related to 181 Aircraft Receivable Assets and their related attributes as of July 31, 2017 (“Statistical Calculation Date”). The related information includes Operating Lease Payments, Loan Principal Payments, Loan Interest Payments, Finance Lease Principal Payments, and Finance Lease Interest Payments for the 181 Aircraft Receivable Assets.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Source Documents” means the following documents provided by the Company:

–	Leasepoint Reports
–	Guaranty
–	Reaffirmation of Personal/Trust Guaranty
–	Lease Agreement
–	Loan Agreement
–	Promissory Note
–	Modification/Amendments to Lease Agreement
–	Modification/Amendments to Loan Agreement
–	Security Deposit Pledge Agreement
–	Asset Classification File – an electronic data file containing information on the ABS classification of loans and leases in the Company’s portfolio. This file labels each account as either a loan, operating lease, or capital lease. The Company instructed KPMG that capital leases were interchangeable with finance leases for this purpose.
–	Updated Appraised Values File – an electronic data file containing information on the fair market value of the Company’s aircraft as of 5/31/2017 according to appraisals. This file contained fair market values according to Bluebook appraisals, AAG appraisals, and Mente appraisals.
–	HNWI Rating Spreadsheets – electronic data files containing information on the rating for obligors that were considered High Net Worth Individuals by the Company.
–	Obligor Ratings SOP File – an electronic data file containing information on the standard operating procedures the Company uses when assigning ratings to obligors. The file also details the company’s use of Performance Managed Accounts and their applicable ratings methodology.
–	Public Ratings Files – electronic data files containing information on the ratings that various rating agencies gave to public companies.
–	Moody’s RiskCalc US 4.0 Files – electronic data files containing information on corporate obligors that the Company rated using the Moody’s RiskCalc system.
–	NDY Industries to SIC Mapping File – an electronic data file containing information that maps all relevant SIC industry codes to their applicable Moodys (KMV) industry code and description.
–	Size Categories Sheet – an electronic data file containing information on the class of all applicable aircraft or engine makes and models, categorizing each as either Engine, Light Jet, Midsize, Super Mid / Large, or TP.
–	VREF/AAG/BB Appraisal Reports – electronic data files containing Bluebook, AAG, and VREF appraisal documents for aircraft as of the Company’s first fiscal quarter in 2017.
–	GJC Master Data for SIC File – an electronic data file containing information on the Company’s contracts and their corresponding SIC industry codes.

We make no representation regarding the validity, enforceability, or authenticity of the information in the Source Documents.

The Company is responsible for the specified attributes identified by the Company in the Initial Data File and the Data File.

We performed the following procedures:

A.	The Company instructed us to select a sample of 30 Aircraft Receivable Assets from the Initial Data File (the “Selected Assets”). The Company determined that the size would be based on the following three criteria: (1) 5 randomly selected Aircraft Receivable Assets from high net worth individual obligors as identified by the attribute ‘Account Type’, (2) 9 randomly selected Aircraft Receivable Assets from corporate obligors as identified by the attribute ‘Account Type’, and (3) 16 randomly selected Aircraft Receivable Assets associated with the Top 10 Obligors as identified by the attributes ‘Customer/Obligor’ and ‘MFV (as of 7/1/2017)’, as indicated in the Initial Data File. A listing of the Selected Assets is attached hereto as Exhibit A.

B.

For each of the Selected Assets, we compared the attributes listed below contained in the Data File to the corresponding information contained in or derived from a copy of the applicable Source Document. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Source Documents are listed in order of priority until such attribute was agreed.

Attribute	Source Document / Instructions

LP Schedule	Leasepoint Reports

Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement, Promissory Note Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note

Originator	As instructed by the Company, using the date from the applicable Source Document noted below, we compared the Originator in the Data File to the Originator in the table below:

	Condition LP Schedule # GJ0332ALN1	Originator GJC Origination

	If there was a Modification/Amendment to Lease Agreement or Modification/Amendment to Loan Agreement dated after December 4, 2015	GJC Extended

	If there was a Lease Agreement, Loan Agreement, or Promissory Note dated after December 4, 2015	GJC Origination

	If the Lease Agreement, Loan Agreement, Promissory Note, Modification/Amendments to Lease Agreement, or Modification/Amendments to Loan Agreement are dated before December 4, 2015	GE Origination

Master Funding/ABS Classification	Asset Classification File

Fixed / Float	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Float Index	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Registration Location	Leasepoint Reports

Aircraft Location

As instructed by the Company, we compared the Aircraft Location to the Leasepoint Reports for the Selected Assets except for LP Schedule #s GJ0344AFL1, GJ0339ALN1 and GJ0332ALN1. For LP Schedule #s

GJ0344AFL1 and GJ0332ALN1, we compared the Aircraft Location to the Lease Agreement. For LP Schedule # GJ0339ALN1, we compared the Aircraft Location to the Loan Agreement.

Contract Currency	Leasepoint Reports

Contract Freq	Leasepoint Reports

Attribute	Source Document / Instructions

Contract Start Date	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Term	Leases: Lease Agreement, Promissory Note , Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Remaining Term at 7/31	As instructed by the Company, recomputed as the number of months between (i) the Statistical Calculation Date, and (ii) Contract End Date

Contract End Date	Leasepoint Reports

Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement, Promissory Note

Q2 2017 LMM (as of May 31, 2017)	As instructed by the Company, recomputed by taking lesser of the mean or median of the (i) Q2 2017 BB (as of May 31, 2017), (ii) Q2 2017 Mente (as of May 31, 2017), and (iii) Q2 2017 AAG (as of May 31, 2017)

Q2 2017 BB (as of May 31, 2017)	Updated Appraised Values File

Q2 2017 Mente (as of May 31, 2017)	Updated Appraised Values File

Q2 2017 AAG (as of May 31, 2017)	Updated Appraised Values File

End of Lease Projected FMV - per AAG	Updated Appraised Values File

Moodys (KMV) Industry Code	NDY Industries to SIC Mapping File and GJC Master Data for SIC File

Moodys (KMV) Industry Name	NDY Industries to SIC Mapping File and GJC Master Data for SIC File

GJC Rating	HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, Moody’s RiskCalc US 4.0 Files

Rating Source	HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, Moody’s RiskCalc US 4.0 Files

Vintage	Leasepoint Reports

Make	Leasepoint Reports

Model	Leasepoint Reports

Serial Number	Leasepoint Reports

Age (Formula off Vintage)	As instructed by the Company, recomputed by taking the difference in days between December 31 of the asset’s Vintage year and the Statistical Calculation Date, divided by 360 and plus 1

Engine Program	Lease Agreement or Loan Agreement, Promissory Note, VREF/AAG/BB Appraisal Reports

Class	As instructed by the Company, derived from the Make and Model of each Selected Asset as identified on the Data File and Size Categories Sheet

MFV in USD (as of 7/31/17)

As instructed by Morgan Stanley, on behalf of the Company, recomputed as:

(1) for the Selected Assets identified as Finance Lease, the sum of the Finance Lease Principal Payments

(2) for the Selected Assets identified as Loan, the sum of the Loan Principal Payments

(3) for the Selected Assets identified as Operating Lease, the sum of the net present values of the scheduled Operating Lease Payments and residual values

The information regarding the Selected Assets in the Data File was found to be in agreement with the respective information contained in the Source Documents. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Initial Data File and Final Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Initial Data File and Data File, the Source Documents, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Aircraft Receivable Assets, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Initial Data File and Data File, the Source Documents, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aircraft Receivable Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aircraft Receivable Assets being securitized, (iii) the compliance of the originator of the Aircraft Receivable Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aircraft Receivable Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA

September 5, 2017

Exhibit A

Selected Asset Number	LP Schedule
1	GJ0333AOL1
2	GJ0360AFL1
3	GJ0254AOL1
4	GJ0153ALN1
5	GJ0204AOL1
6	GJ0212AOL1
7	GJ0060AFL1
8	GJ0015AOL1
9	GJ0014AOL1
10	GJ0027AOL1
11	GJ0340AOL1
12	GJ0281AOL1
13	GJ0105AOL1
14	GJ0162AOL1
15	GJ0291AOL1
16	GJ0290AOL1
17	GJ0337ALN1
18	GJ0351ALN1
29	GJ0289ALN1
20	GJ0307ALN1
21	GJ0361AFL1
22	GJ0342AOL1
23	GJ0131AOL1
24	GJ0130AOL1
25	GJ0344AFL1
26	GJ0339ALN1
27	GJ0190ALN1
28	GJ0280AOL1
29	GJ0295AOL1
30	GJ0332ALN1